EXHIBIT 10.55

                              TERMINATION AGREEMENT

         This TERMINATION AGREEMENT ("Agreement") is made and entered into as of November 30, 1999 by and among Hard Rock Cafe International (USA) Inc., a Delaware corporation ("HRC-USA"), Hard Rock Cafe International (STP), Inc., a New York corporation ("Hard Rock STP"), Full House Resorts, Inc., a Delaware corporation ("Full House"), Allen E. Paulson ("Paulson"), AEP & FHR LLC, a Nevada limited liability company ("AEP/FHR"), Full House Mississippi, LLC, a Mississippi limited liability company ("FH Mississippi"), and FH/HR Management, LLC, a Mississippi limited liability company ("Operator").

                                R E C I T A L S:

         A. Pursuant to the Biloxi License Agreement (as defined below), HRC-USA granted FH Mississippi the right to develop, operate, own and manage a hotel and casino using certain licensed rights within a twenty-five (25) mile radius of Biloxi, Mississippi, on the terms and conditions set forth in such agreement.

         B. HRC-USA and FH Mississippi are simultaneously herewith entering into an Amendment of the Biloxi License Agreement and the parties hereto mutually desire to terminate certain other agreements related thereto and to release each other from all further liabilities and obligations under such agreements, as more specifically provided in this Agreement.

         NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

         "AFFILIATE" means with respect to any Person, any other Person which directly or indirectly controls, or which is controlled by or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "BILOXI LICENSE AGREEMENT" shall mean that certain License Agreement dated as of November 18, 1998, between HRC-USA and FH Mississippi.

         "GOVERNMENT AUTHORITY" means any foreign, federal, state or local governmental entity or authority, or any department, commission, board, bureau, agency, court or instrumentality thereof.

         "INVESTMENT AGREEMENT" shall mean that certain Investment Agreement, dated as of November 18, 1998, by and among FH Mississippi, AEP/FHR, Full House, Paulson, and HRC-USA.

         "LAW(S)" means any and all laws, judgments, decrees, orders, rules, regulations or official legal interpretations of any Governmental Authority.

         "MANAGEMENT AGREEMENT" shall mean that certain Management and Development Agreement, dated as of November 18, 1998, between Operator and FH Mississippi.

         "OPERATING AGREEMENT" shall mean that certain Operating Agreement of FH/HR Management, LLC, dated as of November 18, 1998, between Full House and Hard Rock STP.

         "PERSON" shall mean (i) an individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated, associated or other entity, (ii) a Federal, state, county or municipal government or any bureau, department, political subdivision or agency thereof or (iii) a fiduciary acting in such capacity on behalf of any of the foregoing.

         1.2 SCOPE OF TERMS. The use of the words defined herein shall include the plural or singular forms of such terms, and the male, female, or neutral gender thereof, as appropriate.

         1.3 REFERENCE TERMS. The use of the words "herein", "thereof", "hereinafter", "hereinabove", and other words of similar import shall be deemed to refer to this Agreement as a whole, and not to a specific section, subsection, or paragraph thereof.

                                   ARTICLE II
                                   TERMINATION

         2.1 TERMINATION OF MANAGEMENT AGREEMENT. Operator and FH Mississippi hereby agree to terminate the Management Agreement, effective immediately, and further agree that neither party shall have any further claim against the other whatsoever in respect of any matter or thing under said agreement, except that the obligations of the parties under Article XIX of the Management Agreement shall continue in full force and effect notwithstanding the termination of said agreement.

         2.2 TERMINATION OF INVESTMENT AGREEMENT AND OPERATING AGREEMENT. Full House and Hard Rock STP hereby agree to terminate the Operating Agreement after dissolving Operator and winding up Operator's affairs in accordance with Section
2.3 hereof. FH Mississippi, AEP/FHR, Full House, Paulson and HRC-USA, Inc. hereby agree to terminate the Investment Agreement, effective immediately.

         2.3 DISSOLUTION OF OPERATOR. Full House and Hard Rock STP, being all of the members of Operator, hereby mutually agree to dissolve Operator. As soon as practicable after the date hereof, Full House and Hard Rock STP shall cause a certificate of dissolution of Operator to be filed with the Office of the Mississippi Secretary of State and shall take such other actions as are necessary and desirable to dissolve Operator and wind up its affairs in accordance with the Operating Agreement and applicable Laws.

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

                                   ARTICLE III
                                    RELEASES

         3.1 RELEASE OF HARD ROCK. Each of Full House, Paulson, AEP/FHR, and FH Mississippi does hereby release, remise and forever discharge HRC-USA and its Affiliates (including Hard Rock STP), and Operator, and each of their respective stockholders, members, directors, officers, employees and agents (the "Hard Rock Releases"), from any and all accounts, agreements, claims, causes of action, controversies, covenants, damages, debts, demands, disputes, duties, liabilities, obligations, promises, settlements, or understandings, whatsoever, known or unknown, which the such parties, or any of them, now have, may have had, or may hereafter have, against the Hard Rock Releasees arising out of or relating to the Operating Agreement, including Section 12.1 (b) of the Operating Agreement, the Management Agreement or the Investment Agreement, including, without limitation, any claims under applicable franchise Laws.

         3.2 RELEASE OF FULL HOUSE. Each of Hard Rock, Hard Rock STP and Operator does hereby release, remise and forever discharge Full House, Paulson, AEP/FHR and FH Mississippi, and each of their respective stockholders, members, directors, officers, employees and agents (the "Full House Releases"), from any and all accounts, agreements, claims, causes of action, controversies, covenants, damages, debts, demands, disputes, duties, liabilities, obligations, promises, settlements, or understandings, whatsoever, know or unknown, which the such parties, or any of them, now have, may have had, or may hereafter have, against the Full House Releasees arising out of or relating to the Operating Agreement, including Section 12.1 (a) of the Operating Agreement, the Management Agreement or the Investment Agreement.

                                   ARTICLE IV
                               GENERAL PROVISIONS

         4.1 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement.

         4.2 BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of each of, and be enforceable by, the respective heirs, legal representatives, successors and assigns of each of the parties hereto.

         4.3 CONSTRUCTION. This Agreement is a commercial agreement between sophisticated parties which has been entered into by the parties in reliance upon the economic and legal bargains contained herein. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to which party prepared the document, the relative bargaining powers of the parties or the domicile of any party.

         4.4 HEADINGS. The various headings used in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of this Agreement or any provision hereof.

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         4.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

         4.6 GOVERNING LAW. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Florida, excluding any choice of law rules, which may direct the application of the laws of another jurisdiction.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, effective as of the date first set forth above.

                              HARD ROCK CAFE INTERNATIONAL (USA), INC.

                              By:   ____________________________________________
                              Name: ____________________________________________
                              Its:  ____________________________________________

                              HARD ROCK CAFE INTERNATIONAL (STP), INC.

                              By:   ____________________________________________
                              Name: ____________________________________________
                              Its:  ____________________________________________

                              FULL HOUSE RESORTS, INC.

                              By:   /s/ GREGG R. GIUFFRIA
                                    --------------------------------------------
                              Name: Gregg R/ Giuffria
                              Its:  President

                              /s/ ALLEN E. PAULSON
                              --------------------------------------------------
                              /s/ ALLEN E. PAULSON

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

                              AEP & FHR LLC

                              By:      Full House Resorts, Inc., a member

                                       By:   /s/ GREGG R. CIUFFRIA
                                       -----------------------------------------
                                       Name: Gregg R. Ciuffria
                                       Its:  President

                              By:      Allen E. Paulson, a member

                                       /s/ ALLEN E. PAULSON
                                       -----------------------------------------
                                       Allen E. Paulson

                              FULL HOUSE MISSISSIPPI, LLC

                              By:      AEP & FHR LLC, its sole member

                              By:      Full House Resorts, Inc., a member

                                       By:   /s/ GREGG R. CIUFFRIA
                                       -----------------------------------------
                                       Name: Gregg R. Ciuffria
                                       Its:  President

                              By:      Allen E. Paulson, a member

                                       /s/ ALLEN E. PAULSON
                                       -----------------------------------------
                                       Allen E. Paulson

                              FH/HR MANAGEMENT, LLC

                              By:      Full House Resorts, Inc., a member

                                       By:   /s/ GREGG R. CIUFFRIA
                                       -----------------------------------------
                                       Name: Gregg R. Ciuffria
                                       Its:  President

                              By: Hard Rock Cafe International (STP), Inc., a member

                                       By:   ___________________________________
                                       Name: ___________________________________
                                       Its:  ___________________________________

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